ARROW FINANCIAL CORPORATION
2008 LONG-TERM INCENTIVE PLAN

Section 1.  Establishment and Purpose

Arrow Financial Corporation (the “Company”) hereby establishes an incentive compensation plan to be named the Arrow Financial Corporation 2008 Long-Term Incentive Plan (the “Plan”), for certain employees, directors and other individuals rendering services to the Company and its subsidiaries.  The purpose of this Plan is to encourage those individuals who receive awards under the Plan to acquire and maintain an interest in the common stock of the Company and thus to have added incentives to work for the success of the Company and its subsidiaries.

Section 2.  Definitions

Whenever used herein, the following terms shall have the respective meanings set forth below:

(a)

Award means any grant of Option(s), Restricted Stock or Restricted Stock Unit(s) under the Plan.

(b)

Award Agreement means a written agreement evidencing an Award under the Plan, which shall be executed by the Company and the Participant.

(c)

Board means the Board of Directors of the Company.

(d)

Code means the Internal Revenue Code of 1986, as amended and in effect from time-to-time.

(e)

Committee means the Compensation Committee of the Board or any subcommittee thereof or successor committee thereto charged from time-to-time with the administration of the Plan, or, in the absence of any such committee or subcommittee thusly charged, the Board.

(f)

Company means Arrow Financial Corporation, a New York corporation.

(g)

Consultant means any individual other than an Employee or Director who is rendering consulting or advisory services to the Company or any Subsidiary.

(h)

Date of Grant for any Award granted under the Plan means the date the Committee or Board votes to approve the grant of the Award at a meeting thereof duly called and held, or if such approval is effected by a written consent of the Committee or the Board, the date the last person whose written consent is required in order to make such written consent effective signs the written consent.

(i)

Director means any director of the Company who is not also an employee of the Company, but shall not include any individual whose title includes the word “director” but who does not possess all powers possessed by a director as a matter of law, as would typically be the case, for example, for an honorary, advisory or emeritus director.

(j)

Disability means permanent and total disability as defined in Section 22(e)(3) of the Code, as determined by the Committee in good faith upon receipt of and in reliance on sufficient competent medical advice.

(k)

Employee means any employee (including any officer or director who is also an employee) of the Company or any Subsidiary.

(l)

Exercise Price of an Option means the purchase price per share of Stock upon exercise of the Option as specified in the Award Agreement, subject to adjustment as provided in Section 12.

(m)

Fair Market Value of the Stock as of any particular date means the fair market price per share of Stock for such date, determined in the manner specified, from time-to-time, by the Committee or the Board, taking into consideration applicable legal requirements and prevailing regulatory and industry standards.

(n)

Option means a right granted under this Plan to purchase Stock at the Exercise Price for a specified period of time and subject to specified conditions; such an Option may be either an Incentive Stock Option within the meaning of Section 422 of the Code or a so-called Nonqualified Stock Option, not qualifying under Section 422 of the Code.

(o)

Participant means any Employee, Director or Consultant designated by the Committee or the Board to receive an Award under the Plan.

(p)

Period of Restriction means the period during which any Restricted Stock or a Restricted Stock Unit awarded under the Plan is restricted pursuant to Section 10.

(q)

Permitted Transferee means any person to whom an Award has been transferred pursuant to Section 13(b).

(r)

Restricted Stock means shares of Stock awarded to a Participant under the Plan, which shares during a specified Period of Restriction are both subject to certain restrictions on transfer and subject to forfeiture, as specified in Section 10.

(s)

Restricted Stock Unit means a right to receive a designated number of shares of Stock at some future date or dates following a Period of Restriction, which shares during such period are both subject to certain restrictions on transfer and subject to forfeiture, as specified in Section 10.

(t)

Retirement means, for an Employee, any retirement where the employee is eligible for normal or early retirement benefits under the terms of the Company’s principal retirement plan in effect at such time, and, for a Director, retirement from service as a director on or after the date established in the bylaws or corporate policies of the Company as the retirement age of directors.

(u)

Stock means the common stock, par value $1.00 per share, of the Company.

(v)

Subsidiary means a subsidiary corporation of the Company as defined in Section 425 of the Code.

(w)

Taxable Event means an event requiring Federal, state or local tax to be withheld with respect to an Award granted hereunder, including under usual circumstances the exercise of a Nonqualified Stock Option, the expiration of a Period of Restriction with respect to Restricted Stock, the delivery of shares of Stock subject to a Restricted Stock Unit, or the making by a Participant of an election under Section 83(b) of the Code with respect to any Award.

(x)

Termination Event means the termination of a Participant’s service with the Company and its Subsidiaries, including without limitation termination of service by virtue of the Death, Disability or Retirement of the Participant.  Leaves of absence required by law or otherwise granted by the Company to Employees and transfers of the employment or service of a Participant within the Company and its Subsidiaries as a group, or to a successor to the Company or a Subsidiary incident to a merger or similar business combination involving the Company or such Subsidiary, shall not constitute a Termination Event.

Section 3.  Administration

The Plan will be administered by the Committee and the Committee’s interpretations of the provisions of the Plan shall be final and binding.  The Committee will have sole authority and discretion to determine those Employees and Consultants who will receive Awards under the Plan, if any, the number and type of such Awards and the conditions applicable thereto, and the Board will have sole authority and discretion to determine those Directors who will receive Awards under the Plan, if any, the number and type of such Awards, and the conditions applicable thereto, consistent in each case with the terms of the Plan.  The Committee shall have the authority to designate, from time-to-time, a subcommittee consisting of two or more of its members, with authority to make such determinations with respect to the Plan as the Committee shall specify (which subcommittee shall also be referred to as the “Committee”).  The Committee shall have the authority to delegate to one or more executive officers of the Company such duties and tasks under the Plan as the Committee may specify, from time-to-time, consistent with applicable law.  Any determination of the Committee or Board under the Plan may be made without notice or meeting, and all actions made or taken by the Committee or Board pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons.

Section 4.  Duration

No Award may be granted under the Plan after the date that is ten (10) years after the date the Plan is approved by the Board.  The Plan, unless earlier terminated pursuant to Section 16, will expire upon the forfeiture, cancellation or vesting (including exercise, if appropriate) of the last Award granted or that may be granted under the Plan.

Section 5.  Shares Reserved Under the Plan

There is hereby authorized and reserved for issuance under the Plan an aggregate of 300,000 shares of Stock, which is the maximum number of shares available for Awards granted under the Plan, subject to adjustment as provided in Section 12.  Such shares may be authorized and unissued shares or treasury shares.  Upon the grant of Awards under the Plan, the shares of Stock underlying such Awards will be deducted from the number of shares available for future Awards under the Plan, provided that, (i) upon the forfeiture of outstanding Options, Restricted Stock or Restricted Stock Units prior to the exercise thereof (in the case of Options) or the vesting thereof (in the case of Restricted Stock or Restricted Stock Units), the shares underlying such forfeited Awards will be added back to the number of shares available for future Awards under the Plan, and (ii) in the event any Options granted under the Plan are exercised and the purchase price therefore is paid, in whole or in part, by the surrender of shares of Stock to the Company (including in those cases where actual surrender of such shares is waived by the Company under the terms of the Plan and such shares are merely “deemed” surrendered), there shall be added back to the number of shares available for future Awards under the Plan the number of shares thus surrendered (or “deemed” surrendered) not including any shares withheld by the Company upon such exercise in payment of applicable withholding or other taxes.  Notwithstanding any other provision of this Plan or any Award granted hereunder, the maximum number of shares that may be granted in the form of Restricted Stock or Restricted Stock Units shall be 100,000, subject to adjustment as provided in Section 12.

Section 6.  Participation

In selecting Employees, Directors and/or Consultants to receive Awards under the Plan and in determining the type and amount of their respective Awards, the Committee or the Board, as appropriate, shall consider such factors as it deems pertinent.  The grant of an Award to an Employee, Director or Consultant in any year shall not obligate the Committee or the Board to grant an Award to any other Employee, Director or Consultant in such year or to any Employee, Director or Consultant in any other year.

Section 7.  Types of Awards

The following types of Awards may be granted under the Plan:  (a) Incentive Stock Options, (b) Nonqualified Stock Options, (c) Restricted Stock, and (d) Restricted Stock Units, as described below, provided that Incentive Stock Options may only be granted to those individuals eligible to receive such Awards under Section 422 of the Code.  Except as specifically limited herein, the Committee or the Board, as appropriate, shall have complete discretion in determining the type and number of Awards to be granted to any Participant and the terms and conditions of such Awards, which terms and conditions need not be uniform as between or among different Participants.

Section 8.  Incentive Stock Options

(a)

Awards authorized for grant under the Plan include Incentive Stock Options, that is, “incentive stock options” intended to qualify under Section 422 of the Code, provided no Incentive Stock Options may be granted to Directors or other persons not authorized to receive such Awards under the Code.  Such Incentive Stock Options shall be Options to purchase shares of Stock at an Exercise Price established by the Committee upon grant, which shall not be less than, but may be more than, one hundred percent (100%) of the Fair Market Value of the Stock as of the Date of Grant.  Under no circumstances may the Exercise Price of any Incentive Stock Option granted under the Plan be less than the Fair Market Value of the Stock on the Date of Grant.  The aggregate Fair Market Value (determined as of the Date of Grant) of the Stock underlying any Incentive Stock Option granted under the Plan to any one Participant (together with all other incentive stock options previously granted to such Participant under the Plan and under all other stock option plans of the Company and its Subsidiaries) that are first exercisable during any calendar year shall not exceed $100,000.

(b)

The Committee shall establish upon grant of an Incentive Stock Option the period of time during which such Option may be exercisable by the Participant, provided that no Incentive Stock Option will continue to be exercisable, in whole or in part, more than ten years after the Date of Grant.  Subject to this limitation, the Committee may provide that full exercisability of such Option will be phased in and/or phased out over some designated period of time.  The Committee also may provide at any time that exercisability of an Incentive Stock Option is or will be accelerated, to the extent such Option is not already then exercisable, for such reasons and as of such times, including, if appropriate, upon the occurrence of such event or events (e.g., the Retirement of the Participant or a “change in control” of the Company), as the Committee may specify.  Generally, exercisability of an Incentive Stock Option granted under the Plan is conditioned upon continued service of the Participant with the Company or its Subsidiaries, consistent with Section 422 of the Code, provided that the Committee may specify, upon its grant of an Incentive Stock Option or subsequently, that exercisability of such Option will continue for some designated period of time after a Termination Event for the Participant, which may vary depending upon the particular type of Termination Event.  The maximum period of time for exercisability of an Incentive Stock Option after a Termination Event (which shall be the applicable period of time of exercisability after a Termination Event for each Incentive Stock Option granted under the Plan if the Committee does not specify otherwise) is as follows:  (i) if the Termination Event is not the Death or Disability of the Participant, exercisability may be extended for a maximum of 3 months after the date of termination; (ii) if the Termination Event is the Disability of the Participant, exercisability may be extended for a maximum of 12 months after the date of termination (unless the Participant dies within such 12-month period, in which event exercisability may be extended until the later of the date 3 months after the date of death or the last day of such 12-month period); and (iii) if the Termination Event is the Death of the Participant, exercisability may be extended until the date ten years after the original Date of Grant.  Notwithstanding the preceding sentence, in no event may any Incentive Stock Option granted under the Plan be exercised after the date ten years after the Date of Grant.

(c)

Upon exercise of an Incentive Stock Option, in whole or in part, the Exercise Price with respect to the number of shares as to which the Option is then being exercised may be paid by check or, if the Committee has so authorized (and subject to any conditions imposed by the Committee) and if the holder of the Option so elects, in whole or in part by delivery to the Company of shares of Stock then owned by the holder.  Any holder-owned Stock to be used in full or partial payment of the Exercise Price shall be valued at the Fair Market Value of the Stock on the date of exercise.  Upon such exercise, the Company shall issue the shares as to which an Incentive Stock Option has been exercised to the holder of the Option or the designee of such holder, evidenced by book entry or by delivery of a duly executed stock certificate.  If so provided by the Committee upon the grant of such an Option, the shares of Stock issuable upon exercise thereof may be subject to certain restrictions upon their subsequent transfer or sale.  In the event the Exercise Price is to be paid in full or in part by surrender of Stock, in lieu of actual surrender of shares of Stock by the holder, the Company may waive such surrender (under circumstances in which such waiver is consistent with the purposes and functioning of the Plan) and deem such shares to have been surrendered, and thereafter issue to or on behalf of the holder a number of shares equal to the total number of shares as to which the Option is then being exercised less the number of shares which absent such waiver would have been surrendered by the holder to the Company upon such exercise.

(d)

The Committee may require reasonable advance notice of exercise of an Incentive Stock Option, normally not to exceed three calendar days, and may condition exercise of such Option upon the availability of an effective registration statement or exemption from registration under applicable federal and state securities laws relating to the Stock being issued upon exercise.

(e)

Under no circumstances may the Committee make or approve “reload” grants of Incentive Stock Options under the Plan; that is, the Committee may not grant or provide for the grant of one or more Incentive Stock Options to any Participant under the Plan if the timing of such grant or the number of shares of Stock subject thereto is contingent upon or related to the coincident exercise by the Participant in a stock-for-stock exercise of one or more outstanding stock options previously granted to the Participant under this Plan or any other stock plans of the Company or any predecessor or successor of the Company.  In addition, the Committee shall not “reprice” any outstanding Incentive Stock Options previously granted under the Plan to a lower Exercise Price, or cancel any such outstanding Incentive Stock Options and, incident to such cancellation, regrant to the former holders thereof new Options relating to the same or a similar number of shares at a lower Exercise Price, regardless of any negative developments in the market price of the Stock since the Date of Grant of the cancelled Options.

Section 9.  Nonqualified Stock Options

(a)

Awards authorized for grant under the Plan include Nonqualified Stock Options, that is, Options that are not intended to qualify as “incentive stock options” under Section 422 of the Code.  Such Nonqualified Stock Options shall consist of Options to purchase shares of Stock at an Exercise Price established by the Committee or the Board upon grant, which Exercise Price shall not be less than, but may be more than, one hundred percent (100%) of the Fair Market Value of the Stock as of the Date of Grant.  Under no circumstances may the Exercise Price of any Nonqualified Stock Option granted under the Plan be less than the Fair Market Value of the Stock on the Date of Grant.

(b)

The Committee or the Board, as appropriate, shall establish upon grant of a Nonqualified Stock Option the period of time during which such Option may be exercisable by the Participant, provided that no Nonqualified Stock Option will continue to be exercisable, in whole or in part, later than ten years after the Date of Grant.  Subject to this limitation, the Committee or the Board, as appropriate, may provide that full exercisability of the Option will be phased in and/or phased out over some designated period of time.  The Committee or the Board also may provide at any time that exercisability of a Nonqualified Stock Option is or will be accelerated, to the extent such Option is not already then exercisable, for such reasons and as of such times, including, if appropriate, upon the occurrence of such event or events (e.g., the Retirement of the Participant or a “change in control” of the Company), as the Committee or the Board may specify.  Generally, exercisability of a Nonqualified Stock Option granted under the Plan is conditioned upon continued service of the Participant with the Company or its Subsidiaries, provided that the Committee or the Board may specify, upon grant of a Nonqualified Stock Option or subsequently, that exercisability of such Option will continue for some designated period of time after a Termination Event for the Participant, which may vary depending upon the particular type of Termination Event.  If the Committee or Board does not specify otherwise, a Nonqualified Stock Option granted under the Plan will continue to be exercisable after a Termination Event for the Participant, to the extent such Option was exercisable at the time of such Termination Event, as follows:  (i) if the Termination Event is not the Death, Disability or Retirement of the Participant, exercisability will continue for 3 months after the date of termination; (ii) if the Termination Event is the Disability or Retirement of the Participant, exercisability will continue for 12 months after the date of termination (unless the Participant dies within such 12-month period, in which event exercisability will continue until the later of the date 3 months after the date of death or the last day of such 12-month period); and (iii) if the Termination Event is the Death of the Participant, exercisability will extend until the date ten years after the original Date of Grant.  Notwithstanding the preceding sentence, in no event may any Nonqualified Stock Option granted under the Plan be exercised after the tenth anniversary of the Date of Grant.

(c)

Upon exercise of a Nonqualified Stock Option, in whole or in part, the Exercise Price with respect to the number of shares as to which the Option is then being exercised may be paid by check or, if the Committee or the Board, as appropriate, has so authorized (and subject to any conditions imposed by the Committee or the Board) and if the holder of the Option so elects, in whole or in part by delivery to the Company of shares of Stock then owned by the holder.  Any holder-owned Stock to be used in full or partial payment of the Exercise Price shall be valued at the Fair Market Value of the Stock on the date of exercise.  Upon such exercise, the Company shall issue the shares as to which a Nonqualified Stock Option has been exercised to the holder of the Option or the designee of such holder, subject to withholding of a portion of such shares in payment of withholding and other taxes as may be provided under Section 14.  If so provided by the Committee or the Board upon the grant of such Option, the shares of Stock issuable upon exercise thereof may be subject to certain restrictions upon their subsequent transfer or sale.  In the event the Exercise Price is to be paid in full or in part by surrender of Stock, in lieu of actual surrender of shares of Stock by the holder, the Company may waive such surrender (under circumstances in which such waiver is consistent with the purposes and functioning of the Plan) and deem such shares to have been surrendered, and thereafter issue to the holder or the designee of such holder a number of shares equal to the total number of shares as to which the Option is then being exercised less the number of shares which absent such waiver would have been surrendered by the holder to the Company upon such exercise, subject to withholding of a portion of such shares in payment of withholding and other taxes as may be provided under Section 14.

(d)

The Committee or the Board, as appropriate, may require reasonable advance notice of exercise of a Nonqualified Stock Option, normally not to exceed three calendar days, and may condition exercise of such Option upon the availability of an effective registration statement or exemption from registration under applicable federal and state securities laws relating to the Stock being issued upon exercise.

(e)

Under no circumstances may the Committee or the Board make or approve “reload” grants of Nonqualified Stock Options under the Plan; that is, neither the Committee nor the Board may grant one or more Nonqualified Stock Options to any Participant under the Plan if the timing of such grant or the number of shares of Stock subject thereto is contingent upon or related to the coincident exercise by the Participant in a stock-for-stock exercise of one or more outstanding stock options previously granted to the Participant under this Plan or any other stock plans of the Company or any predecessor or successor of the Company.  In addition, neither the Committee nor the Board may “reprice” any Nonqualified Stock Options previously granted under the Plan to a lower exercise price, or cancel any such outstanding Nonqualified Stock Options and, incident to such cancellation, regrant to the former holders thereof new Options relating to the same or a similar number of shares at a lower Exercise Price, regardless of any negative developments in the market price of the Stock since the Date of Grant of such cancelled Options.

Section 10.  Restricted Stock and Restricted Stock Units

(a)

Awards authorized under the Plan include Restricted Stock.  Restricted Stock consists of shares of Stock which, during a Period of Restriction specified by the Committee or the Board upon grant, shall be subject to (i) restriction on sale or other transfer by the Participant and (ii) forfeiture by the Participant to the Company upon a Termination Event relating to the Participant occurring prior to the end of such Period of Restriction (i.e., prior to vesting), in each case as further defined and described in this Plan and by the Committee or the Board upon grant.  Restricted Stock may be granted at no purchase price to Participants or, if subject to a purchase price, such price shall not exceed the par value of the Stock and shall be payable by the Participant to the Company in cash or by any other means that the Committee or the Board deems appropriate, including recognition of past service.

(b)

Awards authorized under the Plan include Restricted Stock Units, consisting of rights to receive shares of Stock at some future date or dates following the completion of a Period of Restriction for such units (i.e., the vesting of such units).  Upon grant of Restricted Stock Units, the Committee or the Board, as appropriate, will specify both the vesting date(s) and the ultimate delivery date(s) for the units and shares subject thereto.  Normally there will be a significant lapse of time between the vesting dates and the delivery dates.  During the Period of Restriction between the Date of Grant of Restricted Stock Units and the vesting of the units, the units shall be subject to (i) restriction upon sale or other transfer by the Participant, and (ii) forfeiture by the Participant to the Company upon a Termination Event relating to the Participant occurring prior to the end of such Period of Restriction (i.e., prior to vesting), in each case as further defined and described in the Plan and by the Committee or the Board upon grant.  Restricted Stock Units shall be granted at no purchase price to Participants.  Following expiration of the Period of Restriction for Restricted Stock Units, the units shall no longer be forfeitable by the holder thereof but may be subject to restrictions on transfer prior to the delivery of the shares subject thereto, if and to the extent specified by the Committee or the Board upon grant.  The shares subject to vested Restricted Stock Units shall be issued by the Company to and in the name of the Participant or the beneficiaries of the Participant on the delivery date or dates specified in the Award, and on such date or dates stock certificates representing such shares shall be delivered to such Participant or beneficiaries, unless the shares are issued in electronic form or book-entry credit.  The shares, when issued, may be subject to withholding of a portion of such shares as payment of withholding and other taxes in accordance with Section 14.

(c)

Except as otherwise provided below, the minimum Period of Restriction for Restricted Stock or Restricted Stock Units shall be three (3) years from the Date of Grant of the Award, provided that the Committee or the Board may grant Awards of Restricted Stock or Restricted Stock Units having Periods of Restriction of less than three (3) years for an aggregate number of shares not exceeding five percent (5%) of the maximum number of shares authorized for issuance under Section 5 of the Plan.  The Committee or the Board, as appropriate, may provide upon grant of an Award of Restricted Stock or Restricted Stock Units that different numbers or portions of the shares subject to the Award shall have different Periods of Restriction.  The Committee or the Board also may provide at any time that the Period of Restriction for an Award of Restricted Stock or Restricted Stock Units is or will be foreshortened, and the removal of the restrictions on such Award accordingly shall be accelerated, upon the occurrence of such extraordinary event or events as the Committee or the Board may specify, including the Death of the Participant, Retirement of the Participant, or a “change in control” of the Company as defined by the Committee or the Board, or any other nonrecurring significant event affecting the Company, the Participant or the Plan, and provided further that, in appropriate circumstances, the Committee or the Board may determine after the Death of a Participant holding Restricted Stock or Restricted Stock Units at the date of death that the Period of Restriction for such Awards will be deemed to have expired, and that such Awards will be deemed to have vested, immediately prior to the Participant’s death.  The Committee or the Board also may establish, upon grant of an Award of Restricted Stock or Restricted Stock Units, that some or all of the shares subject thereto shall be subject to additional restrictions upon transfer or sale by the Participant (although not subject to forfeiture) after completion of the Period of Restriction (i.e., after vesting of the Award).

(d)

Unless the Committee or the Board shall provide otherwise upon grant, any Participant receiving an Award of Restricted Stock or Restricted Stock Units under the Plan shall be entitled to receive, with respect to the shares of Stock subject to such Award, all cash dividends and distributions (or payments in cash equivalent to such dividends or distributions) as may be declared and paid by the Company on shares of Stock from and after the Date of Grant and throughout the Period of Restriction, and no Participant shall be required to return or repay to the Company any such dividends or distributions or equivalent cash payments in the event of subsequent forfeiture by the Participant of such Award.

(e)

Unless the Committee or the Board shall provide otherwise upon grant, any Participant receiving an Award of Restricted Stock under the Plan shall be entitled to vote all shares subject to such Award from and after the Date of Grant and throughout the Period of Restriction.  No voting rights will attach to any Award of Restricted Stock Units or the shares subject thereto, unless and until delivery of such shares to the Participant or the beneficiaries of the Participant.

(f)

Pending expiration of the Period of Restriction for an Award of Restricted Stock, all shares subject to such Award shall be held in certificated or book entry form by the Company or its stock transfer agent, in such name and subject to such procedures as the Company deems reasonable.  Upon expiration of the Period of Restriction for any such Award, stock certificates representing the shares subject thereto shall be delivered to the Participant or to the beneficiaries of the Participant, unless the shares are issued in electronic form or book-entry credit.

Section 11.  Award Agreements

As soon as practicable after the grant of an Award, the Company shall notify the Participant of the grant, and thereafter shall hand deliver or mail to the Participant an agreement or document relating to such Award (“Award Agreement”), duly executed by and on behalf of the Company.

Section 12.  Adjustment Provisions

(a)

If the Company shall at any time change the number of issued shares of Stock without new consideration to the Company, as, for example, in connection with stock dividends, stock splits, some recapitalizations or mergers, or similar transactions, the total number of shares reserved for issuance under the Plan and reserved for issuance on the books of the Company relating to the Plan shall be adjusted and the number of shares (and, in the case of Options, the Exercise Price) covered by each outstanding Award shall be adjusted, so that the aggregate consideration payable to the Company upon exercise of such Award, if any, and the value of each such Award to the holder thereof shall remain the same as prior to such change.  Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Stock resulting from any business combination transaction, such as a merger of the Company into any other entity or the sale of all or substantially all of the assets of the Company to any other entity, or any issuance of stock rights or warrants by the Company, or any similar occurrence.

(b)

Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved for issuance hereunder, the Board may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization, upon such terms and conditions as it may deem appropriate.

Section 13.  Transfers of Awards

(a)

Except as otherwise provided in this Section 13, any Award granted under the Plan to a Participant shall not be transferable by the Participant during the life of the Participant, and upon the death of the Participant, the rights of the Participant under the Award, if not then extinguished, shall pass as provided under Section 13(c) below.

(b)

Notwithstanding the provisions of Section 13(a) of the Plan and subject to any restrictions or prohibitions under applicable law and other restrictions and conditions as may be established from time-to-time by the Board, the Committee may determine that any Award or portion thereof granted under the Plan to a Participant may be transferred by the Participant prior to the vesting thereof or, if an Option, prior to the exercise thereof, or, if Restricted Stock Units, prior to delivery of the shares subject thereto, under such terms and conditions and to such person or persons ("Permitted Transferees") as it deems appropriate and in the best interest of the Company.  The Committee may specify the procedures applicable to any such permitted transfer, including placing restrictions and limitations on transferred Awards that are not applicable to Awards not transferred, and requiring Permitted Transferees to enter into Award Agreements reflecting such restrictions and limitations.

(c)

In the event of the Death of a Participant or a Permitted Transferee holding an unexercised Option, exercise of the Option may be made only by the executor or administrator of the estate of the holder or the person or persons to whom the deceased holder's rights under the Option shall pass pursuant to an effective beneficiary designation as provided in Section 17(a), by will or similar instrument, or by the laws of descent and distribution, and such exercise may be made only to the extent that the deceased holder was entitled to exercise such Option at the date of death.

Section 14.  Taxes

The Company shall be entitled to withhold, and shall withhold, the minimum amount of any federal, state or local tax attributable to any Award granted or previously granted under the Plan, whether upon exercise of a Nonqualified Stock Option, expiration or termination of a Period of Restriction for Restricted Stock, delivery of shares subject to a Restrict Stock Unit or the occurrence of any other Taxable Event, after giving notice to the Participant affected by such tax withholding as far in advance of the Taxable Event as practicable.  In any such case in which repayment or indemnification of such amount by or on behalf of the Participant is required, the Company may defer making delivery as to any Award until such repayment or indemnification is completed.  Such withholding obligation of the Company may be satisfied by any reasonable method, including, if the Committee so provides, by reducing the number of shares otherwise deliverable to or on behalf of the Participant on such Taxable Event by a number of shares having a fair market value on the date of such Taxable Event equal to the amount of such withholding obligation.

Section 15.  No Right to Continued Service

A Participant’s right, if any, to continue to serve the Company or any Subsidiary in any capacity, including as a director, officer, employee, agent, consultant or otherwise, shall not be enhanced or otherwise affected by the designation of such person as a Participant under the Plan.

Section 16.  Amendment and Termination

The Board may amend the Plan at any time, provided that if any such amendment must also be approved by the shareholders of the Company in order to become effective under applicable laws and regulations (including the listing requirements of any securities exchange on which the Stock is listed for trading and applicable provisions of the Code relating to incentive stock options), such amendment shall not be effective unless and until thus approved by the shareholders.  The Board may terminate the Plan at any time, in its sole discretion for any reason or no reason.  No amendment or termination of the Plan shall reduce the value of any outstanding Award previously granted under the Plan to a Participant, or change the terms and conditions thereof in any manner adverse to the interests of the Participant, without the Participant’s consent.  In the event that any Awards that may be granted under the Plan would qualify under present or future laws for tax treatment that is beneficial to the Participants receiving such Awards and not detrimental to the Company, such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Committee or the Board, as appropriate, and to the extent that any such Awards would so qualify within the terms of the Plan, the Committee or the Board, as appropriate, shall have full and complete authority to grant Awards that so qualify (including the authority to grant, simultaneously or otherwise, Awards that do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such Awards under the Plan.

Section 17.  Miscellaneous Provisions

(a)

Naming of Beneficiaries.  In connection with an Award, the Participant receiving such Award may name one or more beneficiaries to receive the Award and benefits thereunder, to the extent permissible pursuant to the various provisions of the Plan, in the event of the Death of the Participant.

(b)

Successors.  All obligations of the Company in connection with the Plan and Awards issued hereunder shall be binding on any successor to the Company.

(c)

Governing Law.  The provisions of the Plan and all Award Agreements under the Plan shall be construed in accordance with, and governed by, the laws of the State of New York without reference to applicable conflict of laws provisions, except insofar as such provisions may be expressly made subject to the laws of any other state or federal law.

Section 18.  Shareholder Approval

The Plan, in order to become and remain effective, must be approved by the shareholders of the Company if and to the extent required under applicable law and regulation.